SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 30, 2003 (September 26, 2003)
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 5. Other Events

          On September 26, 2003, Spectrum Pharmaceuticals, Inc. (“Spectrum”) completed a sale in a private placement transaction to certain institutional investors of 2,000 shares of its Series E Convertible Voting Preferred Stock, stated value $10,000 per share (the “Preferred Stock”), Series E-1 Warrants to purchase up to an aggregate of 1,400,000 shares of Spectrum common stock, at an exercise price of $6.50 per share and Series E-2 Warrants to purchase up to an aggregate of 1,400,000 shares of Spectrum common stock at an exercise price of $6.50 per share for an aggregate purchase price of $20,000,000. The Preferred Stock is convertible into Spectrum common stock at a price of $5.00 per share. There are no dividends payable on the Preferred Stock. One half of the preferred shares can be redeemed at the investors discretion for face value if Spectrum has not concluded the acquisition of an oncology product by the end of December 2003. In the event of a redemption of the Preferred Stock by an investor a pro-rata share of the warrants would be forfeited. Attached hereto as Exhibits 10.1, 3.1, 4.4, 4.1, 4.2 and 10.2 are copies of the Purchase Agreement; Certificate of Designations, Rights and Preferences of the Preferred Stock; Registration Rights Agreement; form of Series E-1 Warrant; form of Series E-2 Warrant; and form of Lock-up Agreement, respectively.

          Spectrum paid fees and granted Series E-1 Warrants to purchase up to an aggregate of 200,000 shares of Spectrum common stock, at an exercise price of $6.50 per share and E-3 Warrants to purchase up to an aggregate of 200,000 shares of Spectrum common stock, at an exercise price of $6.50 per share, to two finders in connection with this transaction. Attached hereto as Exhibit 4.3 is a copy of the Series E-3 Warrant and as Exhibit 10.3 is a copy of the engagement letter between Spectrum and one of the finders. In addition, Spectrum paid cash commissions to two placement agents of this transaction of $1,600,000. In the event of a redemption of the Preferred Stock by an investor a pro-rata portion of the cash commission will be refundable and a pro-rata portion of the placement agent warrants will be forfeited.

          Pursuant to the Registration Rights Agreement, Spectrum is required to register the resale of the shares of Spectrum common stock issuable upon conversion of the Preferred Stock and the shares of Spectrum common stock issuable upon exercise of the warrants, except for Series E-1 Warrants to purchase up to an aggregate of 32,000 shares of Spectrum common stock and E-3 Warrants to purchase up to an aggregate of 32,000 shares of Spectrum common stock issued to a placement agent which have no registration rights.

          On September 29, 2003, Spectrum issued a press release announcing the completion of the sale of 2,000 shares of the Preferred Stock. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.

Item 7. Exhibits

Exhibits:

3.1	Certificate of Designations, Rights and Preference of the Series E Convertible Voting Preferred Stock

4.1	Form of Series E-1 Warrant

4.2	Form of Series E-2 Warrant

4.3	Series E-3 Warrant

4.4	Registration Rights Agreement dated as of September 26, 2003, by and among Spectrum and the persons listed on Schedule 1 attached thereto.

10.1	Preferred Stock and Warrant Purchase Agreement dated as of September 26, 2003, by and among Spectrum and the purchasers listed on Schedule 1 attached thereto.

10.2	Form of Lock-up Agreement

10.3	Engagement Letter dated as of February 1, 2003, by and among Spectrum and SCO Financial Group LLC (Filed as Exhibit 10.4 to Form 8-K, as filed with the Securities and Exchange Commission on May 16, 2003 and incorporated herein by reference.)

99.1	Press Release dated September 29, 2003

2

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: September 30, 2003	By:	/s/ Michael P. McManus

	Name:	Michael P. McManus
	Title:	Controller

3

EXHIBIT INDEX

Exhibits:

3.1	Certificate of Designations, Rights and Preference of the Series E Convertible Voting Preferred Stock

4.1	Form of Series E-1 Warrant

4.2	Form of Series E-2 Warrant

4.3	Series E-3 Warrant

4.4	Registration Rights Agreement dated as of September 26, 2003, by and among Spectrum and the persons listed on Schedule 1 attached thereto.

10.1	Preferred Stock and Warrant Purchase Agreement dated as of September 26, 2003, by and among Spectrum and the purchasers listed on Schedule 1 attached thereto.

10.2	Form of Lock-up Agreement

10.3	Engagement Letter dated as of February 1, 2003, by and among Spectrum and SCO Financial Group LLC (Filed as Exhibit 10.4 to Form 8-K, as filed with the Securities and Exchange Commission on May 16, 2003 and incorporated herein by reference.)

99.1	Press Release dated September 29, 2003

4